Exhibit 99.1

Independent Auditor’s Report

To the Board of Directors and Stockholder

InstaMortgage, Inc.

San Jose, California

Opinion

We have audited the accompanying financial statements of InstaMortgage, Inc., which comprise the balance sheet as of December 31, 2025, and the related statements of income, stockholder’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of InstaMortgage, Inc. as of December 31, 2025, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of InstaMortgage, Inc., and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibility of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the InstaMortgage, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

Exercise professional judgment and maintain professional skepticism throughout the audit.

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the InstaMortgage, Inc.’s internal control. Accordingly, n o such opinion is expressed.

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the InstaMortgage, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matter that we identified during the audit.

/s/ FM Financial Services LLC

FM Financial Services LLC

Sugar Land, Texas

March 2, 2026

2

INSTAMORTGAGE, INC

Balance Sheet

As of December 31, 2025

Assets
Current Assets
Cash	516,690
Restricted cash	51,000
Prepaid Expenses	46,405
Mark to Market Value	286,752
Loans held for sale, at fair value	9,944,973
Total Current Assets	$10,845,820

Non-Current Assets
Furniture and Equipment	53,616
Laptop	17,113
Vehicle	49,514
Accumulated Depreciation	(120,243)
Total Non-Current Assets	$-

Other Assets
Security deposits	19,560
Notes Receivable	405,000
Right to Use Asset	102,047
Total Other Assets	$526,607

Total Assets	$11,372,427

Liabilities and Stockholder’s Equity
Current Liabilities
Accounts payable and accrued expenses	207,054
Warehouse line of credit, UPB	9,794,470
Operating lease liabilities - current portion	67,642
Total Current Liabilities	$10,069,166

Long-Term Liabilities
Operating lease liabilities – non-current Portion	34,405
Total Long-Term Liabilities	$34,405

Stockholder’s Equity
Common stock ($.01 par, 100,000 shares authorized, issued and outstanding)	1,000
Additional paid-in capital	2,750,378
Retained earnings	(1,482,522)
Total Stockholder’s Equity	$1,268,856

Total Liabilities and Stockholder’s Equity	$11,372,427

The accompanying notes are an integral part of these financial statements.

3

INSTAMORTGAGE, INC

Statement of Income

For the Year Ended December 31, 2025

Revenues
Loan origination income	$7,262,815
Total Revenues	$7,262,815

Cost of Revenues	$1,989,218
Gross Profit	$5,273,597

Operational Expenses
Legal and Professional Charges	$115,197
Bank Charges and Fees	$3,327
Donations	$500
Occupancy expense	$162,346
Interest expense	$19,635
Marketing Expenses	$65,847
Office Expenses	$1,356
Branch Expenses	$745,450
Other General and Administrative Expenses	$29,872
Software, memberships and subscriptions	$235,352
Meals and Entertainment	$4,144
Membership fee	$2,564
Other business Expenses	$16,288
Postage and delivery	$1,367
Payroll Expenses	$3,620,289
Utilities Expenses	$7,628
Texas and Licenses	$183,748
Travel Expenses	$9,138
Total Expenses	$5,224,048

Income (Loss) before taxes	$49,549
Other Income	$41,921

Net Income	$91,470

Equity Beginning of the year	$908,634
Change in Equity, Fair Value adjustment	$268,752

Equity at end of the year	$1,268,856

The accompanying notes are an integral part of these financial statements.

4

INSTAMORTGAGE, INC

Statement of Cash Flows

For the Year Ended December 31, 2025

Cash Flows from Operating Activities
Net income (loss)	$91,470

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation Expense	$9,793
Accounts payable	$9,141
Mark to Market Value Revenue	$(286,752)
Loans held for sale	$(8,228,889)
Security Deposit	$1,910
Other prepaid Expenses	$57,774
Total adjustments to reconcile net income (loss) to net cash provided by operating activities:	$(8,437,023)
Cash flow from operating activities	$(8,345,553)

Cash Flows from Financing Activities
Repayment of warehouse lines-of-credit	$8,200,566
Notes Receivable	$(405,000)
Changes in additional paid in capital	$912,051
Net Cash from Financing Activities	$8,707,617

Net Increase (Decrease) in Cash and Restricted Cash	$362,065
Cash and Restricted Cash, Beginning of Year	$205,625

Cash and Restricted Cash, End of Year	$567,690

The accompanying notes are an integral part of these financial statements.

5

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

INSTAMORTGAGE, INC.

NOTES TO THE FINANCIAL STATEMENTS

Purpose and Organization

InstaMortgage, Inc. derives income primarily from fees charged for services related to the origination and processing of mortgage loans for financial institutions. The Company was incorporated on April 18, 2008, under the laws of the State of California. Initially The Company has adopted a July 31 year-end for financial reporting and income tax purposes, however, during 2025, it has changed it’s year end to December 31, 2025. The Company had elected and been approved to be taxed as a Subchapter S Corporation effective January 1, 2009. As of January 1, 2020, the Company changed its elected status to a C Corporation. The Company changed its name from Arcus Lending, Inc. to InstaMortgage, Inc. and filed the name change with the Secretary of State of California on February 18, 2022.

Change in Accounting Principle

Effective December 31, 2018, management adopted ASU 2016-18, Statement of Cash Flows (Topic 230), related to restricted cash. This change did not affect net income or retained earnings. The presentation of restricted cash in the balance sheet and statement of cash flows was updated to include a combined description of cash and restricted cash balances.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents. The reconciliation of cash and restricted cash reported within the balance sheet is as follows:

Account Type	Amount

Unrestricted cash-in-demand deposit accounts	516,690
Restricted cash-in-demand deposit accounts	51,000

Total	$567,690

6

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

Mark to Market Value Revenue

Loan points and revenues related to loan origination are recorded as revenue when the related loans are sold to investors and yet to be funded. Management reviews outstanding receivables periodically, and as of December 31, 2025, no allowance for doubtful accounts has been recorded as all accounts are deemed collectible.

As of December 31, 2025 total Mark to Market Value Revenue was 286,752.

Revenue Recognition

Gains or losses resulting from sales of mortgage loans are recognized at the date of settlement and are based on the difference between the sales price and the asset retained by the Company, if any, and the carrying value of the related loans sold less related transaction costs. Since the Company sells its loan on a servicing-released basis, gains are increased by the amount of any servicing-released premiums received.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Material estimates for which a change is reasonably possible in the near term relate to the determination of the fair value of loans held for sale. The significant assumptions used by the Company to estimate the liability for losses on loans sold include consideration of the Company’s experienced losses on loans repurchased, the likelihood of an error or omission that results in a breach of standard representation and warranties included in the loan sale agreements and the anticipated expense, if any, that may be incurred by the Company in resolving any repurchased loans. Actual results could materially differ from management’s estimates.

Note B - Loans Held for Sale

Mortgage loans held for sale are stated at fair value as determined by outstanding commitments from investors or quoted market prices for securities backed by similar types of loans when quotes are available. Interest on mortgage loans held for sale is credited to income as earned. Interest is accrued only if deemed collectible. During the year ended December 31, 2025, the Company sold loans to twenty-one different investors. The Company monitors its relationships with its investors and, from time to time, makes adjustments in the amount it sells to any one investor based upon a number of factors, including but not limited to, price, loan review time and funding turnaround, underwriting guidelines and the overall efficiency of its relationship with the investors.

On December 31, 2025, loans held for sale consisted of mortgage loans recorded at fair value in the amount of $ 9,944,973. Loans are typically sold to investors on a servicing-released basis.

7

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

Note C - Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method. Leasehold improvements are amortized over the lesser of the life of the lease or the estimated useful life of the improvements.

Non-Current Assets	Amount
Furniture and Equipment	53,616
Laptop	17,113
Vehicles	49,514
Total	120,242
Less Accumulated depreciation	(120,242)
Net book value	$-

Note D - Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Note E-Advertising

Advertising costs are expensed as incurred. Advertising expenses amounted to $65,847 for the year ended December 31, 2025, and are included in operating expenses in the statement of income.

Note F - Concentration of Risk

The Company originates mortgage loans on property located in twenty-three states throughout the United States. Originations in California, New York, and Georgia made up approximately 70% of all originations for the year ended December 31, 2025. Due to the nature of the mortgage industry, interest rate increases, and a depressed housing market may severely impact revenue from services related to originating and processing mortgages, which are the primary source of income for the Company.

The Company has concentrated its credit risk for cash by maintaining deposits in several financial institutions, which may at times exceed amounts covered by insurance provided by the Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk to cash.

8

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

Note G-Fair Value

The Company measures its financial assets based on a hierarchy that prioritizes the use of observable inputs in the valuation techniques used to measure fair value.

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability.

Level 3: Unobservable inputs.

The fair value of mortgage loans held for sale as of December 31, 2025, was $9,944,973 which is classified as a Level 2 input.

Note H - Warehouse Line of Credit

The Company funds loans through multiple warehouse lines of credit. These lines are used to finance the origination of loans for which a takeout commitment from an approved investor exists. As of December 31, 2025, $9,794,470 was advanced on the warehouse line of credit. The total available credit was $21,000,000.

Note I - Income Tax

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes arising from temporary differences in the bases of assets and liabilities for financial reporting and income tax purposes. The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The components of the deferred tax asset and liability are classified as current and noncurrent based on their characteristics. Valuation allowances are recorded to reduce deferred tax assets to the amounts management concludes are more likely than not to be realized.

Income tax benefits are recognized and measured based upon a two-step model: 1) a tax position must be more likely than not to be sustained based solely on its technical merits to be recognized, and 2) the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement. The difference between the benefit recognized and the tax benefit claimed on a tax return is referred to as an unrecognized tax benefit (UTB).

The Company’s income tax returns are subject to examination by the federal taxing authorities for three years and by the California

9

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

Note J - Leasing Arrangements

The Company leases its operating facility under a non-cancelable operating lease with various expiry dates. While all of the agreements provide for minimum lease payments, some include payments adjusted for inflation or variable payments based on a certain criterion. Variable payments are not determinable at the lease commencement and are not included in the measurement of the lease assets and liabilities. The lease agreements do not include any material residual value guarantees or restrictive covenants.

Operating lease - right-of-use assets	$102,047
Operating lease liabilities - current portion	$67,642
Operating lease liabilities - less the current portion	$34,405

There are no components of initial direct costs related to the operating lease that are included in general and administrative expenses in the statement of income for the year ended December 31, 2025

The following is a schedule by year of the future minimum lease payments required under this lease:

Year Ending December 31	Amount
2026	$67,642
2027	$34,405
Total	$102,047

Note K - Capital and Liquidity Requirements

The Company is subject to various capital requirements in connection with seller and warehouse lending agreements that the Company has entered into with secondary market investors and warehouse lenders. Failure to maintain minimum capital requirements could result in the Company’s inability to originate loans for the respective investor or borrow funds from their warehouse lenders and, therefore, could have a direct material effect on the Company’s financial statements.

The Company’s adjusted net worth and minimum capital requirements by investor and warehouse lender are listed below.

Category	Adjusted Net Worth ($)	Minimum Capital Requirement($)
HUD	1,268,856	1,000,000
Warehouse Lenders
Lender 1	1,200,000	500,000
Lender 2	500,000	500,000
Lender 3	500,000	500,000

NOTE L - NEW ACCOUNTING GUIDANCE IMPLEMENTATION

As of January 1, 2022, the Company changed its accounting method for leases as a result of implementing the requirements in the Financial Accounting Standard Board’s Accounting Standards Codification (ASC) 842, Leases, using the modified retrospective transition method. There was no cumulative effect adjustment to the Company’s balance sheet as of January 1, 2022. Prior Year information has not been restated and continues to be reported under the accounting standards in effect for the prior period.

The new lease guidance requires the recognition of a right-of-use asset and a lease liability for operating leases. The Company elected the package of practical expedients, which allowed, among other things, for not reassessing the lease classification or initial direct costs for existing leases. The Company has not elected the hindsight practical expedient.

As of December 31, 2025, approximately $102,047 in operating lease right-of-use assets and corresponding lease liabilities were recognized. Adoption of the new guidance did not have a significant impact on the statement of income or cash flows for the year ended December 31, 2025.

10

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

January 1, 2025 to December 31, 2025

Note M - Subsequent Events

Management evaluated subsequent events through March 2, 2026, the date the financial statements were available to be issued. There were no events requiring adjustment or disclosure.

NOTE N - MERGER AGREEMENT AND SUBSEQUENT CHANGE IN OWNERSHIP

On December 19, 2025, InstaMortgage Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger with reAlpha Tech Corp. (“reAlpha”), reAlpha Merger Sub I, Inc., a wholly owned subsidiary of reAlpha, and the Company’s existing stockholders. Under the agreement, reAlpha agreed to acquire all outstanding shares of the Company through a merger in which the Company would continue as the surviving corporation and become a wholly owned subsidiary of reAlpha.

The original agreement provided for aggregate merger consideration of approximately $8.5 million, subject to certain closing adjustments. The consideration consisted of $500,000 in cash, $1.5 million in reAlpha common stock, and $6.5 million payable in six equal semiannual installments over three years following the closing date. The deferred installments could be settled in cash or reAlpha common stock, at reAlpha’s discretion, provided that at least $1.5 million of those installments would be paid in cash. The cash consideration was subject to adjustments for the Company’s cash and cash equivalents, indebtedness and unpaid selling expenses, as specified in the agreement.

As of December 31, 2025, the merger had not been consummated and remained subject to customary closing conditions, including applicable regulatory approvals. Accordingly, no merger consideration or gain from the contemplated transaction was recognized in the Company’s financial statements for the year ended December 31, 2025.

11

Independent Auditor’s Report

To the Board of Directors and Stockholder

InstaMortgage, Inc.

San Jose, California

Opinion

We have audited the accompanying financial statements of InstaMortgage, Inc., which comprise the balance sheet as of December 31, 2025, and the related statements of income, stockholder’s equity, and cash flows for the period from August 1, 2024 to December 31, 2025 then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of InstaMortgage, Inc. as of De c e m b e r 31, 2025, and the results of its operations and its cash flows for the period then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of InstaMortgage, Inc., and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibility of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the InstaMortgage, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS we:

Exercise professional judgment and maintain professional skepticism throughout the audit.

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the InstaMortgage, Inc.’s internal control. Accordingly, n o such opinion is expressed.

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the InstaMortgage, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matter that we identified during the audit.

/s/ FM Financial Services LLC

FM Financial Services,

Sugar Land, Texas

Date: March 2, 2026

2

INSTAMORTGAGE, INC

Balance Sheet

As of December 31, 2025

Assets
Current Assets
Cash	516,690
Restricted cash	51,000
Prepaid Expenses	46,405
Mark to Market Value	286,752
Loans held for sale, at fair value	9,944,973
Total Current Assets	$10,845,820

Non-Current Assets
Furniture and Equipment	53,616
Laptop	17,113
Vehicle	49,514
Accumulated Depreciation	(120,243)
Total Non-Current Assets	$-

Other Assets
Security deposits	19,560
Notes Receivable	405,000
Right to Use Asset	102,047
Total Other Assets	$526,607

Total Assets	$11,372,427

Liabilities and Stockholder’s Equity
Current Liabilities
Accounts payable and accrued expenses	207,054
Warehouse line of credit, UPB	9,794,470
Operating lease liabilities - current portion	67,642
Total Current Liabilities	$10,069,166

Long-Term Liabilities
Operating lease liabilities – non-current Portion	34,405
Total Long-Term Liabilities	$34,405

Stockholder’s Equity
Common stock ($.01 par, 100,000 shares authorized, issued and outstanding)	1,000
Additional paid-in capital	2,750,378
Retained earnings	(1,482,522)
Total Stockholder’s Equity	$1,268,856

Total Liabilities and Stockholder’s Equity	$11,372,427

The accompanying notes are an integral part of these financial statements.

3

INSTAMORTGAGE, INC

Statement of Income

For the Period Ended December 31, 2025

Revenues
Loan origination income	$9,697,852
Total Revenues	$9,697,852

Cost of Revenues	$2,668,534
Gross Profit	$7,029,318

Operational Expenses
Legal and Professional Charges	$145,153
Bank Charges and Fees	$3,764
Donations	$1,700
Occupancy expense	$220,289
Interest expense	$39,760
Marketing Expenses	$118,389
Office Expenses	$2,227
Branch Expenses	$1,038,943
Other General and Administrative Expenses	$44,893
Software, memberships and subscriptions	$357,736
Meals and Entertainment	$4,531
Membership fee	$2,888
Other business Expenses	$17,243
Poatage and delivery	$2,582
Payroll Expenses	$4,757,597
Depreciation	$9,793
Texas and Licenses	$213,993
Travel Expenses	$11,203
Total Expenses	$6,992,683

Income (Loss) before taxes	$36,635
Other Income	$58,435

Net Income	$95,069

Equity Beginning of the Period	$905,035
Change in Equity, Fair Value adjustment	$268,752

Equity at end of the Period	$1,268,856

The accompanying notes are an integral part of these financial statements.

4

INSTAMORTGAGE, INC

Statement of Cash Flows

For the Period Ended December 31, 2025

Cash Flows from Operating Activities
Net income (loss)	$95,069

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation Expense	$9,793
Accounts payable	$46,454
Mark to Market Value Revenue	$(117,573)
Loans held for sale	$(3,125,714)
Security Deposit	$1,910
Other prepaid Expenses	$(46,405)
Total adjustments to reconcile net income (loss) to net cash provided by operating activities:	$(3,231,534)
Cash flow from operating activities	$(3,136,465)

Cash Flows from Financing Activities
Loan from warehouse lines-of-credit	$3,274,087
Notes Receivable	$(405,000)
Changes in additional paid in capital	$(29,859)
Net Cash from Financing Activities	$2,839,228

Net Increase (Decrease) in Cash and Restricted Cash	$(297,237)
Cash and Restricted Cash, Beginning of Period	$864,927

Cash and Restricted Cash, End of Period	$567,690

The accompanying notes are an integral part of these financial statements.

5

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

INSTAMORTGAGE, INC.

NOTES TO THE FINANCIAL STATEMENTS

Purpose and Organization

InstaMortgage, Inc. derives income primarily from fees charged for services related to the origination and processing of mortgage loans for financial institutions. The Company was incorporated on April 18, 2008, under the laws of the State of California. Initially The Company has adopted a July 31 year-end for financial reporting and income tax purposes, however, during 2025, it has changed it’s year end to December 31, 2025. The Company had elected and been approved to be taxed as a Subchapter S Corporation effective January 1, 2009. As of January 1, 2020, the Company changed its elected status to a C Corporation. The Company changed its name from Arcus Lending, Inc. to InstaMortgage, Inc. and filed the name change with the Secretary of State of California on February 18, 2022.

Change in Accounting Principle

Effective December 31, 2018, management adopted ASU 2016-18, Statement of Cash Flows (Topic 230), related to restricted cash. This change did not affect net income or retained earnings. The presentation of restricted cash in the balance sheet and statement of cash flows was updated to include a combined description of cash and restricted cash balances.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents. The reconciliation of cash and restricted cash reported within the balance sheet is as follows:

Account Type	Amount

Unrestricted cash-in-demand deposit accounts	516,690
Restricted cash-in-demand deposit accounts	51,000

Total	$567,690

6

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

Mark to Market Value Revenue

Loan points and revenues related to loan origination are recorded as revenue when the related loans are sold to investors and yet to be funded. Management reviews outstanding receivables periodically, and as of December 31, 2205, no allowance for doubtful accounts has been recorded as all accounts are deemed collectible.

As of December 31, 2025, total Mark to Market Value Revenue was 286,752.

Revenue Recognition

Gains or losses resulting from sales of mortgage loans are recognized at the date of settlement and are based on the difference between the sales price and the asset retained by the Company, if any, and the carrying value of the related loans sold less related transaction costs. Since the Company sells its loan on a servicing-released basis, gains are increased by the amount of any servicing-released premiums received.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Material estimates for which a change is reasonably possible in the near term relate to the determination of the fair value of loans held for sale. The significant assumptions used by the Company to estimate the liability for losses on loans sold include consideration of the Company’s experienced losses on loans repurchased, the likelihood of an error or omission that results in a breach of standard representation and warranties included in the loan sale agreements and the anticipated expense, if any, that may be incurred by the Company in resolving any repurchased loans. Actual results could materially differ from management’s estimates.

Note B -Loans Held for Sale

Mortgage loans held for sale are stated at fair value as determined by outstanding commitments from investors or quoted market prices for securities backed by similar types of loans when quotes are available. Interest on mortgage loans held for sale is credited to income as earned. Interest is accrued only if deemed collectible. During the period ended December 31, 2025 the Company sold loans to twenty-one different investors. The Company monitors its relationships with its investors and, from time to time, makes adjustments in the amount it sells to any one investor based upon a number of factors, including but not limited to, price, loan review time and funding turnaround, underwriting guidelines and the overall efficiency of its relationship with the investors.

On December 31, 2025, loans held for sale consisted of mortgage loans recorded at fair value in the amount of $ 9,944,973. Loans are typically sold to investors on a servicing-released basis.

7

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

Note C - Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method. Leasehold improvements are amortized over the lesser of the life of the lease or the estimated useful life of the improvements.

Non-Current Assets	Amount
Furniture and Equipment	53,616
Laptop	17,113
Vehicles	49,514
Total	120,242
Less Accumulated depreciation	(120,242)
Net book value	$-

Note D - Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Note E-Advertising

Advertising costs are expensed as incurred. Advertising expenses amounted to $65,847 for the period ended December 31, 2025, and are included in operating expenses in the statement of income.

Note F - Concentration of Risk

The Company originates mortgage loans on property located in twenty-three states throughout the United States. Originations in California, Maryland, Virginia and Texas made up approximately 60% of all originations for the period ended December 31, 2025. Due to the nature of the mortgage industry, interest rate increases, and a depressed housing market may severely impact revenue from services related to originating and processing mortgages, which are the primary source of income for the Company.

The Company has concentrated its credit risk for cash by maintaining deposits in several financial institutions, which may at times exceed amounts covered by insurance provided by the Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk to cash.

8

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

Note G-Fair Value

The Company measures its financial assets based on a hierarchy that prioritizes the use of observable inputs in the valuation techniques used to measure fair value.

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability.

Level 3: Unobservable inputs.

The fair value of mortgage loans held for sale as of December 31, 2025, was $9,944,973 which is classified as a Level 2 input.

Note H -Warehouse Line of Credit

The Company funds loans through multiple warehouse lines of credit. These lines are used to finance the origination of loans for which a takeout commitment from an approved investor exists. As of December 31, 2025, $9,794,470 was advanced on the warehouse line of credit. The total available credit was $21,000,000.

Note I- Income Tax

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes arising from temporary differences in the bases of assets and liabilities for financial reporting and income tax purposes. The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The components of the deferred tax asset and liability are classified as current and noncurrent based on their characteristics. Valuation allowances are recorded to reduce deferred tax assets to the amounts management concludes are more likely than not to be realized.

Income tax benefits are recognized and measured based upon a two-step model: 1) a tax position must be more likely than not to be sustained based solely on its technical merits to be recognized, and 2) the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement. The difference between the benefit recognized and the tax benefit claimed on a tax return is referred to as an unrecognized tax benefit (UTB).

The Company’s income tax returns are subject to examination by the federal taxing authorities for three years and by the California

9

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

Note J -Leasing Arrangements

The Company leases its operating facility under a non-cancelable operating lease with various expiry dates. While all of the agreements provide for minimum lease payments, some include payments adjusted for inflation or variable payments based on a certain criterion. Variable payments are not determinable at the lease commencement and are not included in the measurement of the lease assets and liabilities. The lease agreements do not include any material residual value guarantees or restrictive covenants.

Operating lease - right-of-use assets	$102,047
Operating lease liabilities - current portion	$67,642
Operating lease liabilities - less the current portion	$34,405

There are no components of initial direct costs related to the operating lease that are included in general and administrative expenses in the statement of income for the period ended December 31, 2025

The following is a schedule by period of the future minimum lease payments required under this lease:

Period Ending December 31	Amount
2026	$67,642
2027	$34,405
Total	$102,047

Note K - Capital and Liquidity Requirements

The Company is subject to various capital requirements in connection with seller and warehouse lending agreements that the Company has entered into with secondary market investors and warehouse lenders. Failure to maintain minimum capital requirements could result in the Company’s inability to originate loans for the respective investor or borrow funds from their warehouse lenders and, therefore, could have a direct material effect on the Company’s financial statements.

The Company’s adjusted net worth and minimum capital requirements by investor and warehouse lender are listed below.

Category	Adjusted Net Worth ($)	Minimum Capital Requirement($)
HUD	1,268,856	1,000,000
Warehouse Lenders
Lender 1	1,200,000	500,000
Lender 2	500,000	500,000
Lender 3	500,000	500,000

NOTE L - NEW ACCOUNTING GUIDANCE IMPLEMENTATION

As of January 1, 2022, the Company changed its accounting method for leases as a result of implementing the requirements in the Financial Accounting Standard Board’s Accounting Standards Codification (ASC) 842, Leases, using the modified retrospective transition method. There was no cumulative effect adjustment to the Company’s balance sheet as of January 1, 2022. Prior Period information has not been restated and continues to be reported under the accounting standards in effect for the prior period.

The new lease guidance requires the recognition of a right-of-use asset and a lease liability for operating leases. The Company elected the package of practical expedients, which allowed, among other things, for not reassessing the lease classification or initial direct costs for existing leases. The Company has not elected the hindsight practical expedient.

As of December 31, 2025, approximately $102,047 in operating lease right-of-use assets and corresponding lease liabilities were recognized. Adoption of the new guidance did not have a significant impact on the statement of income or cash flows for the period ended December 31, 2025.

10

INSTAMORTGAGE, INC.

AUDITED FINANCIAL STATEMENTS

August 1, 2024 to December 31, 2025

Note M - Subsequent Events

Management evaluated subsequent events through March 2, 2026, the date the financial statements were available to be issued.

There were no events requiring adjustment or disclosure.

NOTE N — MERGER AGREEMENT AND SUBSEQUENT CHANGE IN OWNERSHIP

On December 19, 2025, InstaMortgage Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger with reAlpha Tech Corp. (“reAlpha”), reAlpha Merger Sub I, Inc., a wholly owned subsidiary of reAlpha, and the Company’s existing stockholders. Under the agreement, reAlpha agreed to acquire all outstanding shares of the Company through a merger in which the Company would continue as the surviving corporation and become a wholly owned subsidiary of reAlpha.

The original agreement provided for aggregate merger consideration of approximately $8.5 million, subject to certain closing adjustments. The consideration consisted of $500,000 in cash, $1.5 million in reAlpha common stock, and $6.5 million payable in six equal semiannual installments over three years following the closing date. The deferred installments could be settled in cash or reAlpha common stock, at reAlpha’s discretion, provided that at least $1.5 million of those installments would be paid in cash. The cash consideration was subject to adjustments for the Company’s cash and cash equivalents, indebtedness and unpaid selling expenses, as specified in the agreement.

As of December 31, 2025, the merger had not been consummated and remained subject to customary closing conditions, including applicable regulatory approvals. Accordingly, no merger consideration or gain from the contemplated transaction was recognized in the Company’s financial statements for the year ended December 31, 2025.

11

InstaMortgage, Inc.

Financial Statements

As of July 31, 2024

With Independent Auditor’s opinion

Auditor(s)

FAIZA MEHMOOD

FM Financial Services LLC

77 Sugar Creek blvd, Suite 600, Sugar Land

Texas, United States, 77478

Email: info@fmfinancialservicesllc.com

Independent Auditor’s Report

To the Board of Directors and Stockholder

InstaMortgage, Inc.

San Jose, California

Opinion

We have audited the accompanying financial statements of InstaMortgage, Inc., which comprise the balance sheet as of July 31, 2024, and the related statements of income, stockholder’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of InstaMortgage, Inc. as of July 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of InstaMortgage, Inc., and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about InstaMortgage, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

Exercise professional judgment and maintain professional skepticism throughout the audit.

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of InstaMortgage, Inc.’s internal control. Accordingly, no such opinion is expressed.

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about InstaMortgage, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Faiza Mehmood

FAIZA MEHMOOD

Managing Partner of

FM Financial Services LLC

Sugar Land, Texas

October 22, 2024

INSTAMORTGAGE, INC

Balance Sheet

As of July 31, 2024

Assets

Current Assets
Cash	$758,232
Restricted cash	$100,774
Accounts Receivable	$57,376
Receivable from Officer	$45,000
Loans held for sale, at fair value	$8,421,583
Total Current Assets	$9,382,965

Non-Current Assets
Furniture and Equipment	$62,426
Laptop	$17,113
Vehicle	$49,514
(Accumulated Depreciation)	$(109,318)
Total Non-Current Assets	$19,735

Other Assets
Security deposits	$21,470
Right to Use Asset	$217,989
Provision for Defer Tax Assets	$331,801
Total Other Assets	$571,260

Total Assets	$9,973,960

Liabilities and Stockholder’s Equity

Current Liabilities
Accounts payable and accrued expenses	$47,900
Warehouse line of credit, UPB	$8,050,316
Operating lease liabilities - current portion	$102,049
Total Current Liabilities	$8,200,265

Long-Term Liabilities
Operating lease liabilities - non current Portion	$115,940
Total Long-Term Liabilities	$115,940

Stockholder’s Equity
Common stock, $.01 par value, 100,000 shares authorized, 100,000 shares
issued and outstanding	$1,000
Additional paid-in capital	$2,814,368
Retained earnings	$(1,157,612)
Total Stockholder’s Equity	$1,657,756

Total Liabilities and Stockholder’s Equity	$9,973,960

Footnotes are the integral part of the financial statements

INSTAMORTGAGE, INC

Statement of Income

For the Year Ended July 31, 2024

2024
Revenues
Loan origination income	$4,996,089
Change in fair value of loans held for sale	$189,788
Total Revenues	$5,185,878

Cost of Revenues	$1,806,570
Gross Profit	$3,379,308

Expenses
Personnel expense	$3,407,660
Occupancy expense	$182,586
Operating expense	$1,118,387
Interest expense	$32,194
Professional fees	$218,485
Total Expenses	$4,959,311

Income (Loss) before taxes	$(1,580,003)

Other Income	$37,116

Provision for income taxes	$331,801

Net Income	$(1,211,086)

Footnotes are the integral part of the financial statements

INSTAMORTGAGE, INC

Statement of Cash Flows

For the Year Ended July 31, 2024

Cash Flows From Operating Activities
Net income (loss)	$(1,211,086)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	$23,157
Provision for income Tax	$(331,801)
Increase in Accounts Payable	$(57,376)
Decrease in Security Deposit	$6,208
Right to use assets	$(188,302)
Loans held for sale	$(3,146,549)
Accounts payable	$(218,204)
operating lease liabilities	$188,302
Net Cash Provided (Used) by Operating Activities	$(4,935,652)

Cash Flows from Financing Activities
Repayment of warehouse lines-of-credit	$2,977,772
Receivable from Founder	$(45,000)
Capital contributions	$1,362,172
Net Cash from Financing Activities	$4,294,944

Net Increase (Decrease) in Cash and Restricted Cash	$(640,708)

Cash and Restricted Cash, Beginning of Year	$1,499,712

Cash and Restricted Cash, End of Year	$859,004

Footnotes are the integral part of the financial statements

INSTAMORTGAGE, INC

Statement of Stockholder’s Equity

For the year ended July 31, 2024

	Common Stock	Additional Paid-In Capital	Retained Earnings	Total

Balance as of July 31, 2022	$1,000	$1,108,789	$1,403,502	$2,513,291

Net Income	$-	$-	$(1,350,028)	$(1,350,028)

Contributions	$-	$343,407	$-	$343,407

Balance as of July 31, 2023	$1,000	$1,452,196	$53,474	$1,503,670

Net Income			$(1,211,086)	$(1,211,086)

Contributions		$1,362,172		$1,362,172

Balance - Juy 31, 2024	$1,000	$2,814,368	$(1,157,612)	$1,657,756

Footnotes are the integral part of the financial statements

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

INSTAMORTGAGE, INC.

NOTES TO THE FINANCIAL STATEMENTS

Purpose and Organization

InstaMortgage, Inc. derives income primarily from fees charged for services related to the origination and processing of mortgage loans for financial institutions. The Company was incorporated on April 18, 2008, under the laws of the State of California. The Company has adopted a July 31 year-end for financial reporting and income tax purposes. The Company had elected and been approved to be taxed as a Subchapter S Corporation effective January 1, 2009. As of January 1, 2020, the Company changed its elected status to a C Corporation. The Company changed its name from Arcus Lending, Inc. to InstaMortgage, Inc. and filed the name change with the Secretary of State of California on February 18, 2022.

Change in Accounting Principle

Effective December 31, 2018, management adopted ASU 2016-18, Statement of Cash Flows (Topic 230), related to restricted cash. This change did not affect net income or retained earnings. The presentation of restricted cash in the balance sheet and statement of cash flows was updated to include a combined description of cash and restricted cash balances.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents. The reconciliation of cash and restricted cash reported within the balance sheet is as follows:

Account Type	Amount

Unrestricted cash-in-demand deposit accounts	758,232
Restricted cash-in-demand deposit accounts	100,774

Total	859,006

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

Accounts Receivable

Loan points and revenues related to loan origination are recorded as revenue when the related loans are sold to investors. Management reviews outstanding receivables periodically, and as of July 31, 2024, no allowance for doubtful accounts has been recorded as all accounts are deemed collectible.

As of July 31, 2024, Total outstanding receivables were $57,376. The receivables were paid in full during August 2024.

Revenue Recognition

Gains or losses resulting from sales of mortgage loans are recognized at the date of settlement and are based on the difference between the sales price and the asset retained by the Company, if any, and the carrying value of the related loans sold less related transaction costs. Since the Company sells its loan on a servicing-released basis, gains are increased by the amount of any servicing-released premiums received.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Material estimates for which a change is reasonably possible in the near term relate to the determination of the fair value of loans held for sale. The significant assumptions used by the Company to estimate the liability for losses on loans sold include consideration of the Company’s experienced losses on loans repurchased, the likelihood of an error or omission that results in a breach of standard representation and warranties included in the loan sale agreements and the anticipated expense, if any, that may be incurred by the Company in resolving any repurchased loans. Actual results could materially differ from management’s estimates.

Note B - Loans Held for Sale

Mortgage loans held for sale are stated at fair value as determined by outstanding commitments from investors or quoted market prices for securities backed by similar types of loans when quotes are available. Interest on mortgage loans held for sale is credited to income as earned. Interest is accrued only if deemed collectible. During the year ended July 31, 2024, the Company sold loans to twenty-one different investors. The Company monitors its relationships with its investors and, from time to time, makes adjustments in the amount it sells to any one investor based upon a number of factors, including but not limited to, price, loan review time and funding turnaround, underwriting guidelines and the overall efficiency of its relationship with the investors.

On July 31, 2024, loans held for sale consisted of mortgage loans recorded at fair value in the amount of $ 8,421,583. Loans are typically sold to investors on a servicing-released basis.

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

Note C - Property and Equipment

Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method. Leasehold improvements are amortized over the lesser of the life of the lease or the estimated useful life of the improvements.

Non-Current Assets	Amount
Furniture and Equipment	62,426
Laptop	17,113
Vehicles	49,514
Total	129,053
Less Accumulated depreciation	(109,318)
Net book value	19,735

The Company charged $23,159 of depreciation expense to operations during the year ended July 31, 2024.

Note D - Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Note E - Advertising

Advertising costs are expensed as incurred. Advertising expenses amounted to $144,476 for the year ended July 31, 2024, and are included in operating expenses in the statement of income.

Note F - Concentration of Risk

The Company originates mortgage loans on property located in twenty-three states throughout the United States. Originations in California, New York, and Georgia made up approximately 70% of all originations for the year ended July 31, 2024. Due to the nature of the mortgage industry, interest rate increases, and a depressed housing market may severely impact revenue from services related to originating and processing mortgages, which are the primary source of income for the Company.

The Company has concentrated its credit risk for cash by maintaining deposits in several financial institutions, which may at times exceed amounts covered by insurance provided by the Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk to cash.

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

Note G - Related Party Transactions

During the year ending July 31, 2024, a short-term loan of $45,000 was issued to the officer of the entity. The loan was repaid in full as of the date of this report.

Note H - Fair Value

The Company measures its financial assets based on a hierarchy that prioritizes the use of observable inputs in the valuation techniques used to measure fair value.

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability.

Level 3: Unobservable inputs.

The fair value of mortgage loans held for sale as of July 31, 2024, was $8,421,583 which is classified as a Level 2 input.

Note I - Warehouse Line of Credit

The Company funds loans through multiple warehouse lines of credit. These lines are used to finance the origination of loans for which a takeout commitment from an approved investor exists. As of July 31, 2024, $8,050,315.62 was advanced on the warehouse line of credit. The total available credit was $21,000,000.

Note J - Income Tax

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes arising from temporary differences in the bases of assets and liabilities for financial reporting and income tax purposes. The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The components of the deferred tax asset and liability are classified as current and noncurrent based on their characteristics. Valuation allowances are recorded to reduce deferred tax assets to the amounts management concludes are more likely than not to be realized.

Income tax benefits are recognized and measured based upon a two-step model: 1) a tax position must be more likely than not to be sustained based solely on its technical merits to be recognized, and 2) the benefit is measured as the largest dollar amount of that position that is more-likely-than-not to be sustained upon settlement. The difference between the benefit recognized and the tax benefit claimed on a tax return is referred to as an unrecognized tax benefit (UTB).

During the year ended July 31, 2024, the Corporation recorded deferred tax assets of $331,801.

The Company’s income tax returns are subject to examination by the federal taxing authorities for three years and by the California

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

Note K - Leasing Arrangements

The Company leases its operating facility under a non-cancelable operating lease with various expiry dates. While all of the agreements provide for minimum lease payments, some include payments adjusted for inflation or variable payments based on a certain criterion. Variable payments are not determinable at the lease commencement and are not included in the measurement of the lease assets and liabilities. The lease agreements do not include any material residual value guarantees or restrictive covenants.

Operating lease - right-of-use assets	217,989
Operating lease liabilities - current portion	115,942
Operating lease liabilities - less the current portion	102,047

There are no components of initial direct costs related to the operating lease that are included in general and administrative expenses in the statement of income for the year ended July 31, 2024.

The following summarizes the cash flow information related to operating leases for the year ended July 31, 2023: Cash paid for amounts included in the measurement of lease liabilities:

Operating cash flows for operating leases:	$182,585

Lease assets obtained in exchange for lease liabilities in the current year:

Operating leases:	$182,585

The following is a schedule by year of the future minimum lease payments required under this lease:

Year Ending July 31	Amount
2025	$102,049
2026	$67,642
2027	$34,405
Total	$217,989

Note L - Capital and Liquidity Requirements

The Company is subject to various capital requirements in connection with seller and warehouse lending agreements that the Company has entered into with secondary market investors and warehouse lenders. Failure to maintain minimum capital requirements could result in the Company’s inability to originate loans for the respective investor or borrow funds from their warehouse lenders and, therefore, could have a direct material effect on the Company’s financial statements.

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

The Company’s adjusted net worth and minimum capital requirements by investor and warehouse lender are listed below.

	Adjusted Net Worth	Minimum Capital Requirement
HUD	$1,657,756	$1,000,000
Warehouse Lenders:
Lender 1	$1,657,756	$500,000
Lender 2	$758,232	$700,000
Lender 3	$758,232	-

The Company’s liquidity requirement for HUD is listed below:

Cash & cash equivalents	$758,232
Trading account securities
Total liquid assets	$758,232

Adjusted net worth	$1,506,670
Liquidity requirement	$331,551
Liquidity ABOVE the program requirements	$426,681
Liquidity BELOW the program requirements	-

NOTE M - NEW ACCOUNTING GUIDANCE IMPLEMENTATION

As of January 1, 2022, the Company changed its accounting method for leases as a result of implementing the requirements in the Financial Accounting Standard Board’s Accounting Standards Codification (ASC) 842, Leases, using the modified retrospective transition method. There was no cumulative effect adjustment to the Company’s balance sheet as of January 1, 2022. Prior Year information has not been restated and continues to be reported under the accounting standards in effect for the prior period.

The new lease guidance requires the recognition of a right-of-use asset and a lease liability for operating leases. The Company elected the package of practical expedients, which allowed, among other things, for not reassessing the lease classification or initial direct costs for existing leases. The Company has not elected the hindsight practical expedient.

As of July 31, 2024, approximately $217,989 in operating lease right-of-use assets and corresponding lease liabilities were recognized. Adoption of the new guidance did not have a significant impact on the statement of income or cash flows for the year ended July 31, 2024.

Loans to Officers

The entity has provided a short-term loan of $45,000 to its officer. The loan was repaid in full during September and October 2024.

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

INSTAMORTGAGE, INC.
AUDITED FINANCIAL STATEMENTS
AUGUST 1st, 2023 TO JULY 31, 2024

Note N - Subsequent Events

Management evaluated subsequent events through October 21, 2024, the date the financial statements were available to be issued. There were no events requiring adjustment or disclosure.

FM Financial Services LLC	77 Sugar Creek Blvd, Suite 600 Sugar Land, Texas, 77478	Info@fmfinancialservicesllc.com

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